UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 17, 2008
Capital Corp of the West
(Exact name of registrant as specified in its charter)

California	0-27384	77-0147763

(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification
incorporation)		Number)

550 West Main Street
Merced, California	95340

(Address of principal executive offices)	(Zip Code)
(209) 725-2200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     Capital Corp of the West (Nasdaq: CCOW) issued a press release to announce its results of operations for the third quarter of 2008. The press release dated November 17, 2008, attached to this report as exhibit 99.1 is incorporated herein by reference. On that same date, the Company also filed with the Securities and Exchange Commission its quarterly report on Form 10-Q for the period ended September 30, 2008. The Company had previously filed Form 12b-25 on November 12, 2008, with respect to its inability to file Form 10-Q by the originally prescribed due date.
Item 8.01 Other matters
     See Item 2.02.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits:
     The exhibit list called for by this item is incorporated by reference to the Exhibit Index filed as part of this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: November 18, 2008

CAPITAL CORP OF THE WEST
By:	/s/ David A. Heaberlin
David A. Heaberlin, Executive Vice President and Chief Financial Officer
(Duly Authorized Officer)

Exhibit Index

Exhibit
Number	Description

99.1	Press release of the registrant dated November 17, 2008